SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant  ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

(Name of Registrant as Specified In Its Charter)

Community First, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMMUNITY FIRST, INC.
501 South James M. Campbell Boulevard
Columbia, Tennessee 38401

March 6, 2003

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Community First, Inc. scheduled for April 8, 2003, at 4:00 p.m., in the executive offices of Community First Bank and Trust located in Columbia, Tennessee.

     As discussed in the accompanying proxy statement, at the Annual Meeting of Shareholders, you will be asked to elect the Board of Directors, to ratify the re-appointment of the Company’s auditors, and to consider any other matters that properly come before the shareholders at the meeting. These matters are described in detail in the attached Notice of Annual Meeting and Proxy Statement.

     Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the meeting. We ask that you please sign, date and return the enclosed proxy card at your earliest convenience.

     I hope that you will be able to attend the Annual Meeting on April 8, 2003.

Sincerely,

Eslick E. Daniel, M.D. Chairman of the Board

Enclosures

NOTICE OF MEETING OF SHAREHOLDERS
INTRODUCTION
PROPOSAL I: ELECTION OF CLASS I DIRECTORS
PROPOSAL 2: APPROVAL OF OUTSIDE AUDITING FIRM
SHAREHOLDERS’ PROPOSALS
OTHER MATTERS
DISCLOSURE NOTICE

COMMUNITY FIRST, INC.
501 South James M. Campbell Boulevard
Columbia, Tennessee 38401

NOTICE OF MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 8, 2003

     Notice is hereby given that the Annual Meeting of Shareholders (the “Shareholders Meeting”) of Community First, Inc. a Tennessee corporation and a bank holding company (the “Company”) will be held at the Company’s executive offices located at 501 South James M. Campbell Boulevard, on April 8, 2003, beginning at 4:00 p.m. local time, for the following purposes:

     1.     Elect Directors. To elect four (4) individuals to the Board of Directors as Class I directors, each to serve for a three (3) year term;

     2.     Approve Auditors. To ratify the appointment of Crowe Chizek and Company, Certified Public Accountants, as independent auditors; and

     3.     Other Business. To transact such other business as may properly come before the Shareholders Meeting or any adjournment or postponement thereof.

     Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement attached to this Notice.

     Only shareholders of record at the close of business on January 30, 2003 are entitled to notice of, and to vote at, the Shareholders Meeting or any adjournment(s) thereof.

     All shareholders, whether or not they expect to attend the Shareholders Meeting in person, are requested to complete, date, sign and return the enclosed proxy in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Shareholders Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Columbia, Tennessee March 6, 2003	Mark W. Hines Secretary

YOU ARE ENCOURAGED TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS REQUESTS THAT, AT YOUR EARLIEST CONVENIENCE, YOU COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED REPLY ENVELOPE, WHICH NEEDS NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES.

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
OF
COMMUNITY FIRST, INC.
TO BE HELD ON
APRIL 8, 2003

INTRODUCTION

Solicitation of Proxies

     This Proxy Statement is being furnished to the Shareholders of Community First, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company from holders of the outstanding shares of the $10.00 par value Common Stock of the Company (“Common Stock”) for use at the Meeting of Shareholders of the Company to be held at the Company’s executive offices, 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401, at 4:00 p.m. local time on Tuesday, April 8, 2003, and at any adjournment or postponement thereof (the “Shareholders Meeting”).

     The Shareholders Meeting is being held to (i) elect four (4) Class I directors of the Company; (ii) ratify the appointment of the Company’s outside auditing firm; and (iii) transact such other business as may properly come before the Shareholders Meeting and any adjournment or postponement thereof. The Board of Directors of the Company knows of no other business that will be presented for consideration at the Shareholders Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated March 6, 2003, and it and the accompanying notice and form of proxy are first being mailed to the Shareholders of the Company on or about March 6, 2003. All costs incurred in connection with preparing, printing, assembling and mailing this proxy statement and any accompanying materials used in the solicitation of proxies will be paid by the Company. This Proxy Statement is first being mailed to shareholders on or about March 6, 2003.

Record Date, Solicitation and Revocability of Proxies

     The Company’s Board of Directors has fixed the close of business on January 30, 2003, as the record date for the determination of shareholders entitled to vote at the Shareholders Meeting. As of such date, the Company had 574,453 shares issued and outstanding, without including any vested options to purchase shares. Accordingly, only holders of shares of Common Stock at the close of business on such date will be entitled to vote at the Shareholders Meeting. Holders of the Common Stock are entitled to one vote on each matter considered and voted upon at the Shareholders Meeting for each share of Common Stock held of record at the close of business on January 30, 2003.

     Any Shareholder who has given a proxy may revoke it at any time prior to its exercise at the Shareholders Meeting by (i) giving written notice to the President of the Company; (ii) properly submitting to the President of the Company a duly executed proxy bearing a later date; or (iii) appearing in person at the Shareholders Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Community First, Inc. 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401 Attention: Marc R. Lively, President and Chief Executive Officer.

Quorum and Shareholder Vote Required

     The presence, in person or by proxy, of holders of at least a majority of the total number of shares of the Common Stock of the Company issued, outstanding and entitled to vote is necessary to constitute a quorum at the Shareholders Meeting. Assuming the presence of a quorum, either in person or by proxy at the Shareholders Meeting, the affirmative vote of the holders of a plurality of the votes cast is required to elect the nominees for the directors of the Company, and a majority of the votes cast with respect to the other matters. With respect to the election of directors, each Shareholder entitled to vote at the Shareholders Meeting has the right to vote the number of shares owned by such

Shareholder for as many persons as there are directors to be elected. No Shareholder has the right to cumulate votes for the election of directors.

     Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the Shareholders Meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Shareholders Meeting. With respect to the election of the directors and the appointment of Crowe Chizek and Company, abstentions and broker non-votes will have no effect on the outcome of such elections.

Voting Securities and Principal Holders Thereof

     Set forth below is information, as of January 30, 2003, with respect to beneficial ownership by (a) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (b) each director and nominee, (c) the chief executive officer and the four most highly compensated executive officers for the previous fiscal year and (d) all directors and executive officers of the Company as a group:

Name and Address of		Amount and Nature of		Percent of Outstanding
Beneficial Owner	Description	Beneficial Ownership		Common Stock(1)

Eslick E. Daniel, MD	Director, Chairman of	46,700	(2)	7.51%
501 S. James M. Campbell Blvd	the Board of Directors
Columbia, TN 38401

Marc R. Lively	Director, President and	17,262	(4)	2.77%
501 S. James M. Campbell Blvd	Chief Executive
Columbia, TN 38401	Officer of the Company
	and Chief Executive
	Officer of Community
	First Bank and Trust

Mark W. Hines	Director and Secretary	17,112	(3)	2.75%
501 S. James M. Campbell Blvd	of the Company;
Columbia, TN 38401	President of Community
	First Bank and Trust

Vasant Gopal Hari	Director	1,250		*
501 S. James M. Campbell Blvd
Columbia, TN 38401

Roger Witherow	Director	3,645	(5)	*
501 S. James M. Campbell Blvd
Columbia, TN 38401

Fred C. White	Director	10,250		1.65%
501 S. James M. Campbell Blvd
Columbia, TN 38401

Henry Paul Woody
501 S. James M. Campbell Blvd	Director	1,000	(6)	*
Columbia, TN 38401

Dinah C. Vire
501 S. James M. Campbell Blvd	Director	5,200	(7)	*
Columbia, TN 38401

Bernard Childress
501 S. James M. Campbell Blvd	Director	2,700	(8)	*
Columbia, TN 38401

Name and Address of		Amount and Nature of		Percent of Outstanding
Beneficial Owner	Description	Beneficial Ownership		Common Stock(1)

James R. Sloan	Director	4,215	(8)(9)	*
501 S. James M. Campbell Blvd
Columbia, TN 38401

Donna R. Lynn	Chief Administrative	750	(10)
501 S. James M. Campbell Blvd	Officer			*
Columbia, TN 38401

Dianne Scroggins	Chief Financial	1,250	(10)	*
501 S. James M. Campbell Blvd	Officer of the Company
Columbia, TN 38401	and Community First
	Bank and Trust

Peggy C. McEwen	Compliance
501 S. James M. Campbell Blvd	Officer	970	(11)	*
Columbia, TN 38401

Randy Maxwell	Director	4,250	(12)	*
501 S. James M. Campbell Blvd
Columbia, TN 38401

H. Allen Pressnell, Jr.	Director	5,690	(13)	*
501 S. James M. Campbell Blvd
Columbia, TN 38401

Stephen F. Walker	Director	4,395	(14)	*
501 S. James M. Campbell Blvd
Columbia, TN 38401

All executive officers and		126,639		20.36%
directors as a group (16 persons)

*	Indicates less than 1%.

(1)	For the purpose of computing the percentage of outstanding shares owned by each beneficial owner, shares subject to presently exercisable stock options held by such beneficial owner are deemed to be outstanding. Such shares are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(2)	Includes 5,000 shares of the Company’s Common Stock owned by Dr. Daniel’s wife, 20,000 shares held by the Daniel General Partnership, 10,000 shares held by various trusts in which the director serves as trustee, and options to purchase 1,700 shares that are exercisable pursuant to the Organizer Options Agreement.

(3)	Includes 1,000 shares of the Company’s Common Stock owned jointly with Mr. Hines’ mother, options to purchase 11,912 shares pursuant to the Management Stock Option Agreement and options to purchase 1,700 shares pursuant to the Organizer Options Agreement.

(4)	Includes 1,100 shares of the Company’s Common Stock owned jointly with Mr. Lively’s wife, 50 shares owned by Mr. Lively’s daughter and held by Mr. Lively’s wife as custodian, options to purchase 11,912 shares of the Company’s Common Stock pursuant to the Management Stock Option Agreement and options to purchase 1,700 shares pursuant to the Organizer Options Agreement.

(5)	Includes 1,750 shares of the Company’s Common Stock held in an IRA owned by Mr. Witherow’s wife.

(6)	Includes 500 shares of the Company’s Common Stock owned by Mr. Woody’s wife.

(7)	Includes 1,000 shares of the Company’s Common Stock held in custodian account by Ms. Vire for her daughter and options to purchase 1,700 shares of the Company’s Common Stock pursuant to the Organizer Options Agreement.

(8)	Includes options to purchase 1,700 shares of the Bank’s Common Stock pursuant to the Organizer Options Agreement.

(9)	Includes options to purchase 1,700 shares of the Company’s Common Stock pursuant to the Organizer Options Agreement. Includes 15 shares held by the reporting person’s grandchildren. The reporting person serves as custodian of these shares.

(10)	Includes options to purchase 750 shares of the Company’s Common Stock pursuant to the Employee Stock Option Agreement.

(11)	Includes 465 shares of the Company’s Common Stock owned jointly with Ms. McEwen’s husband, 5 shares of the Company’s Common Stock owned by Ms. McEwen’s son and options to purchase 500 shares of the Company’s Common Stock pursuant to the Employee Stock Option Agreement.

(12)	Includes 50 shares of the Company’s Common Stock owned by Mr. Maxwell’s children and options to purchase 1,700 shares of the Company’s Common Stock pursuant to the Organizer Options Agreement.

(13)	Includes 500 shares of the Company’s Common Stock owned jointly with Mr. Pressnell’s wife, and options to purchase 1,700 shares of the Company’s Common Stock pursuant to the Organizer Options Agreement.

(14)	Includes 195 shares of the Company’s Common Stock owned by the Walker Family Limited Partnership, which represents Mr. Walker’s 3.9% Limited Partnership Interest in the Company’s Common Stock owned by the Walker Family Limited Partnership, and 1,700 shares of the Company’s Common Stock pursuant to the Organizer Options Agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under federal securities laws, the Company’s directors, executive officers and greater-than-10% shareholders are required to file reports of initial ownership and reports of changes in amounts of the Company’s Common Stock. Based solely on representations and information provided to the Company by the persons required to make such filings, the Company believes that all filing requirements were complied with during the last fiscal year.

Action to be Taken Under the Proxy

     Proxies in the accompanying form that are properly executed and returned will be voted at the Shareholders Meeting and any adjournment(s) thereof in accordance with the directions on such proxies. If no directions are specified, such proxies will be voted (a) “FOR” the election of the four (4) persons specified as nominees for directors of the Company, each of whom will serve for a three year term; (b) “FOR” the ratification of the appointment of Crowe Chizek and Company as independent auditors; and (c) in the best judgment of the persons named in the enclosed proxy in connection with the transaction of such other business as may properly come before the Shareholders Meeting or any adjournment(s) thereof. Should any director nominee named herein become unable or unwilling to serve if elected, it is intended that the proxies will be voted for the election, in his or her stead, of such other person as the management of the Company may recommend.

     All of the nominees for director have agreed to serve if elected. Management knows of no other matters of business to be presented for consideration at the Shareholders Meeting. If, however, any other matters properly come before the Shareholders Meeting or any adjournment(s) thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment on any such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Shareholders Meeting from time to time.

PROPOSAL I: ELECTION OF CLASS I DIRECTORS

General

     The Company’s Board of Directors is divided into three classes. Each class serves staggered terms of three years. At present, two classes consist of four directors each and one class consists of five directors. The Class II directors are currently serving a three-year term, and will continue as directors until the Annual Meeting of Shareholders to be held in 2004 or until their successors have been duly elected and qualified. The Class III directors are also currently serving a three-year term, and will continue as directors until the Annual Meeting of Shareholders to be held in 2005 or until their successors have been duly elected and qualified. The Class I directors are up for election this year. The Board of Directors has nominated the Class I directors for election at this Shareholders Meeting each to serve a three-year term.

     Each Class I director elected at the Shareholders Meeting will serve until the Annual Meeting of Shareholders in 2006 or until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. The Board of Directors has no nominating committee. Instead, all nominations for director are made by the full Board of Directors. Directors are elected by a plurality of the votes cast.

Information About Nominees and Continuing Directors

     Set forth below with respect to the continuing directors and nominees for director of the Company is information regarding their business experience during the past five years and other information.

Name	Age	Principal Occupation

Nominees for Terms of Office To Expire in 2006:

Randy Maxwell	46	Mr. Maxwell is Assistant Vice President for Investments of Tennessee Farmers Mutual Insurance Company. He is the Chairman of the Company’s Investment Committee, and serves on the Company’s Audit Committee. He was first elected to the Board in 1999.

H. Allen Pressnell, Jr.	57	Mr. Pressnell is President and Owner of Columbia Rock Products. He serves on the Company’s Personnel Committee, and was first elected to the Board in 1999.

James R. Sloan	74	Mr. Sloan is President and CEO of Jim Sloan Ford Lincoln Mercury, Inc. and a partner in J&R, L.L.C., a real estate partnership. He serves on the Company’s Audit Committee, and was first elected to the Board in 1999.

Dinah C. Vire	51	Ms. Vire manages a physician’s office. She chairs the Company’s Personnel Committee and serves on the Investment Committee. Ms. Vire was first elected to the Board in 1999.

THE BOARD OF DIRECTORS RECOMMENDS THAT COMPANY
SHAREHOLDERS VOTE FOR APPROVAL OF THE ELECTION OF THE
FOREGOING NOMINEES AS DIRECTORS OF THE COMPANY.

Name	Age	Principal Occupation

Directors Whose Terms Expire in 2004:

Fred C. White	61	Mr. White is currently a local business person. He was formerly the co-owner of Smelter Service Corporation. Mr. White serves on the Executive Committee, Loan Committee and Audit Committee. He was first elected to the Board in 2000.

Roger Witherow	54	Mr. Witherow is President of Roger Witherow & Associates, Inc. Mr. Witherow sells insurance and securities. He is a registered representative. Mr. Witherow serves on the Loan Committee, Personnel Committee and Executive Committee. He was first elected to the Board in 2000.

Bernard Childress	47	Mr. Childress is a former educator. He is currently the Assistant Executive Director of the Tennessee Secondary School Athletic Association and is active in community activities through Leadership Maury County, the YMCA, the Rotary Club and the Maury Regional Hospital Advisory Board. Mr. Childress serves on the Bank’s Personnel Committee. He was first elected to the Board in 1999.

Stephen Walker	33	Mr. Walker is the Commercial Property Manager for Walker Family Limited Partnership and is active in the Maury County Chamber of Commerce and the Columbia Main Street Corporation. Mr. Walker serves on the Bank’s Loan Committee. He was first elected to the Board in 1999.

Henry Woody	78	Mr. Woody is the retired manager of the Maury Farmers Cooperative and has served as a member of the Board of Directors of the Middle Tennessee Bank in Columbia, Tennessee for 27 years. Mr. Woody serves on the Audit Committee and the Loan Committee. He was first elected to the Board in 1999.

Directors Whose Terms Expire in 2005:

Marc R. Lively	39	Mr. Lively is the President and Chief Executive Officer of the Company, and the Chief Executive Officer of Community First Bank and Trust. Mr. Lively serves on the Bank’s Executive Committee, Personnel Committee, and Investment Committee. Mr. Lively is the Chair of the Loan Committee. Mr. Lively is also a Director of Community First Title, Inc. Prior to joining the Bank, Mr. Lively managed TransFinancial’s Tennessee Corporate Banking Group in Nashville. He was first elected to the Board in 1999.

Name	Age	Principal Occupation

Mark W. Hines	40	Mr. Hines serves as the Corporate Secretary of the Company and as President of Community First Bank and Trust. He was formerly with the Middle Tennessee Bank in Columbia, Tennessee where he served as director of information systems and director of marketing as well as the chief financial officer and re-engineering coordinator. Mr. Hines serves on the Bank’s Executive Committee, Loan Committee, and the Investment Committee. Mr. Hines is also President and Chief Executive Officer of Community First Title, Inc. He was first elected to the Board in 1999.

Eslick E. Daniel, M.D.	61	Mr. Daniel is Chairman of the Board of Directors. He is an orthopedic surgeon and president and founder of Mid-Tennessee Bone and Joint Clinic, P.C. Dr. Daniel serves on the Bank’s Executive Committee, Loan Committee and Investment Committee. He was first elected to the Board in 1999.

Vasant Hari	54	Mr. Hari is an investor in the hospitality industry. Mr. Hari also serves as director of Community First Title, Inc. He was first elected to the Board in 2000.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table sets forth information for the past two fiscal years concerning compensation paid or accrued by the Company to or on behalf of the Company’s chief executive officer and secretary:

Summary Compensation Table

				Long Term
		Annual Compensation		Compensation

Name and Principal	Fiscal			Securities Underlying	All Other
Position	Year	Salary	Bonus	Options Awarded	Compensation

Marc R. Lively	2002	$111,568	$12,000	0	$20,471	(1)
President and Chief Executive	2001	101,375	-0-	0	14,269	(1)
Officer of the Company and	2000	93,500	5,000	0	11,438	(1)
Chief Executive Officer of	1999	72,016	-0-	25,525	4,803	(1)
Community First Bank and Trust

Mark W. Hines	2002	$111,568	$12,000	0	$19,455	(2)
Corporate Secretary and	2001	101,375	-0-	0	12,908	(2)
President Community First	2000	93,500	5,000	0	5,618	(2)
Bank and Trust	1999	72,016	-0-	25,525	4,803	(2)

(1)	For fiscal year ended December 31, 2002, this represents $3,382 for the payment of monthly country club fees, an IRA contribution in the amount of $3,331, deferred compensation in the amount of $9,971, a car allowance of $787, and $3,000 in directors’ compensation fees. For fiscal year ended December 31, 2001, this represents $3,409 for the payment of monthly country club fees, an IRA contribution in the amount of $2,951, deferred compensation in the amount of $4,909 and $3,000 in directors’ compensation fees. For fiscal year ended December 31, 2000, this represents $2,979 for the payment of monthly country club fees, an IRA contribution of $2,709, $750 as directors’ compensation fees and $5,000 for moving expenses. For fiscal year ended December 31, 1999, this represents the payment of monthly country club fees in the amount of $4,803.

(2)	For fiscal year ended December 31, 2002, this represents $2,227 for the payment of monthly country club fees, an IRA contribution in the amount of $3,331, deferred compensation in the amount of $9,971, a car allowance of $926 and $3,000 in directors’ compensation fees. For fiscal year ended December 31, 2001, this represents $2,048 for the payment of monthly country club fees, an IRA contribution in the amount of $2,951, deferred compensation in the amount of $4,909 and $3,000 in directors’ compensation fees. For fiscal year ended December 31, 2000, this represents $2,159 for the payment of monthly country club fees, an IRA contribution in the amount of $2,709 and $750 as directors’ compensation fees. For fiscal year ended December 31, 1999, this represents $4,803 for the payment of monthly country club fees.

Aggregated Option Exercises in Last Fiscal Year
and Option Values at December 31, 2002

			Number of	Value of
			Unexercised	Unexercised
			Options at	In-the-Money
	Number of		December 31, 2002	Options at
	Shares Acquired	Value	Exercisable/	December 31, 2002
Name	on Exercise	Realized	Unexercisable	Exercisable/Unexercisable

Marc R. Lively	—	—	13,612/11,913	$272,240/$238,260
Mark W. Hines	—	—	13,612/11,913	$272,240/$238,260

Deferred Compensation Master Plan Agreement

     On February 14, 2001, the Board of Directors approved the adoption of a Deferred Compensation Master Plan Agreement (“the Compensation Plan”) by the Company. The Compensation Plan provides additional retirement benefits for a select group of management. To be eligible for the Compensation Plan, an employee must be designated, in writing, as a participant by the Board of Directors. Once an employee becomes a participant, he or she remains a participant until his or her termination of employment with the Company, and thereafter, until all benefits to which he or she (or his or her beneficiary) is entitled under the Compensation Plan have been paid, unless otherwise provided under the Compensation Plan.

     The Deferred Compensation Plan provides that the Company will make contributions to a participant’s retirement account at the written direction of the Board of Directors in amounts determined at the sole discretion of the Board of Directors.

     On February 14, 2001, the Board of Directors designated Mark W. Hines and Marc R. Lively as eligible participants in the Compensation Plan. The Board of Directors also determined that the Company will make a contribution to each named executive’s retirement account of 9% of that executive’s monthly base salary.

     The retirement benefits under the Deferred Compensation Plan will vest according to the following schedule:

Completed Years of Plan Participation	Vested Percentage

0-10	00.00%

11 or more	100%

     Upon retirement at age 65 (or as otherwise permitted under the Plan), a participant in the Deferred Compensation Plan receives an annual benefit. The annual benefit will amount to the sum of all amounts deferred, including any contributions made by the Company, any interest credited to the participant or his or her beneficiaries and investment earning or losses credited pursuant to the agreement, minus any distributions to such participant or his or her beneficiaries. The Plan Administrator will have the sole discretion to determine the amount of each annual installment based on the value of the participant’s accrued benefit at the date of retirement and on prevailing interest rates at that time.

     The Compensation Plan also entitles participants to disability, death, and termination benefits.

     The Board of Directors adopted the Deferred Compensation Plan because it believes that it is in the Company’s best interest to provide such benefits to executives. The Board of Directors believes that the Compensation Plan, bonuses, and other benefits enhance the Company’s ability to attract and retain the executive talent that the Company needs in order to maximize its return to shareholders.

     The Company attempts to provide its executives with a total compensation package that, at expected levels of performance, is competitive with average market rates for executives who hold comparable positions or have similar qualifications in the Company’s size.

Agreements with Executives

     The Company has entered into employment agreements with Messrs. Hines and Lively. The Company entered into the employment agreements to assure itself of the employment of the executives for the terms specified in the agreements. The terms of the employment agreements require the executives to remain in the employ of the Company for a term of thirty-six (36) full calendar months. The employment terms are automatically renewable unless the agreement is terminated or amended in accordance with the terms of such agreements. These agreements were renewed in May 2002 for an additional twenty-four months.

     These employment agreements also include change-in-control provisions. The change-in-control terms are intended to encourage key executives to remain in the Company’s employ by providing them with greater security and imposing various restrictions on competitive employment should an officer leave the Company’s employment. If the change in control provisions become operative, and if the employment with the Company of one of these officers is terminated, the officer will be entitled to receive a severance pay or liquidated damages, or both, one (1) times the executive’s base amount currently in effect. The executive will also be entitled to receive continued benefits, retirement contributions that would have been made under the remaining term of the agreement and benefits due under or contributed to any retirement, incentive, profit sharing, bonus, performance, disability or other employee benefit plan maintained by the Company on the executive’s behalf.

     A change in control of the Company will be deemed to occur if (1) there occurs an acquisition in one or more transactions of at least 15% but less than 25% of the Company’s common stock by any person, or by two or more persons acting as a group (excluding officers and directors of the Company), and the adoption by the Board of Directors of a resolution declaring that a change in control of the Company has occurred; or (ii) there occurs a merger, consolidation, reorganization, re-capitalization or similar transaction involving the securities of the Company upon the consummation of which more than 50% in voting power of the voting securities of the surviving corporation(s) is held by persons other than former shareholders of the Company; or (iii) 25% or more of the directors elected by shareholders of the Company to the Board of Directors are persons who were not listed as nominees in the Company’s then most recent proxy statement.

     The employment agreements also entitle the executives to benefits if the executive is terminated for a disability, retirement or death of the executive. Upon the executive’s termination for disability, the Company will pay the executive as disability pay, a bi-weekly payment equal to two-thirds (2/3) of executive’s bi-weekly rate of Base Salary on the effective date of such termination. The Company will also continue to provide life, medical, dental and disability coverage to the executive. Upon termination of the executive at retirement, which is at age 65 or in accordance with any retirement management established with the executive’s consent, the executive will be entitled to all benefits under any retirement plan of the Company. See “Deferred Compensation Plan.” Upon termination at death, the executive’s beneficiaries will be entitled to the executive’s benefits.

     The Board of Directors caused the Company to enter into these employment agreements with the executives because it believes that it is in the Company’s best interest to assure itself of the employment of the executives and to restrict the executives’ competitive employment should the executive leave the employ of the Company.

     The executives are not entitled to any benefits under the employment agreements if they are terminated for cause.

Director Compensation

     All directors, including directors who are employees of the Company, receive $250.00 as compensation for each board meeting attended. In addition, each outside director receive $100.00 per committee meeting attended.

Certain Relationships and Related Transactions

     Except as set forth below, there were no related party transactions during 2002 and there are no existing or proposed direct or indirect material transactions between the Company and any of their officers, directors, or any affiliate of the foregoing, except in the ordinary course of the Company’s business.

     The Company has had, and expects to have in the future, banking transactions in the ordinary course of business with directors and officers of the Company and their affiliates, including members of their families or corporations, partnerships or other organizations in which such officers of directors have a controlling interest, on substantially the same terms (including price or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties. Such banking transactions have not and will not involve more than the normal risks of collection, nor present other unfavorable features.

     As of December 31, 2002, the aggregate amount of loans outstanding to directors, executive officers and related parties was approximately $3,925,000.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company held twelve (12) regular and special meetings during 2002. No director of the Company attended fewer than 75% of the aggregate of (1) the total number of meetings held during 2002 and (2) the total number of committee meetings of the Board of Directors on which he or she served during 2002.

     The Board of Directors of the Company has no standing nominating committee, or a committee that performs a similar function. Nominations to the Board may be submitted by shareholders of the Company for consideration by the Board of Directors through the corporate secretary, Mark W. Hines, Community First, Inc., 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401.

     The Board of Directors has a standing Personnel Committee comprised of Directors Bernard Childress, Marc Lively, Roger Witherow, Dinah C. Vire and H. Alan Pressnell, Jr. The Personnel Committee sets policies and oversees employee matters relating to the Company except for the executive compensation of Marc R. Lively and Mark W. Hines which is determined by the entire Board of Directors exclusive only of Messrs. Lively and Hines.

Audit Committee Report

Identification of Members and Functions of Committee

     The Audit Committee of the Company’s Board of Directors is currently composed of four non-employee directors, James R. Sloan, Henry Paul Woody, Fred C. White and Randy Maxwell. Messrs. Sloan, Woody, White and Maxwell are “independent directors” as defined by Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards.

Audit Committee Charter

     The Company’s Audit Committee does not have an Audit Committee Charter. In accordance with the Company’s bylaws, the Audit Committee assists the Board in fulfilling its responsibility for overseeing the accounting, auditing and financial reporting processes of the Company. The Audit Committee met seven (7) times in fiscal year 2002. Prior to the release of quarterly reports in fiscal year 2002, the Audit Committee or a member of the Committee also reviewed and discussed the interim financial information contained therein with Crowe Chizek and Company, the Company’s independent auditors.

Auditor Independence

     The Audit Committee received from Crowe Chizek and Company written disclosures and a letter regarding its independence as required by Independence Standards Board Standard No. 1, describing all relationships between the auditors and the Company that might bear on the auditors’ independence, and discussed this information with Crowe Chizek and Company. The Audit Committee specifically considered the provision of information technology services or other non-audit services by Crowe Chizek and Company and concluded that the nature and scope of such services provided to the Company did not compromise Crowe Chizek and Company’s independence. The Audit Committee also reviewed and discussed with management and with Crowe Chizek and Company the quality and adequacy of the Company’s internal controls. The Audit Committee also reviewed with Crowe Chizek and Company and financial management of the Company the audit plans, audit scope and audit procedures. The discussions with Crowe Chizek and Company also included the matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended.

Review of Audited Financial Statements

     The Audit Committee has reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2002 and has discussed the audited financial statements with management and with Crowe Chizek and Company. Based on all of the foregoing reviews and discussions with management and Crowe Chizek and Company, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

Audit Fees

     The aggregate fees billed for professional services rendered by Crowe Chizek and Company for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2002 and the reviews of the financial statements included in the Company’s Forms 10-QSB for fiscal year 2002 were $60,647.

Financial Information Systems Design and Implementation Fees

     The aggregate fees billed for financial information systems design and implementation services rendered by Crowe Chizek and Company for fiscal year 2002 were $0.

All Other Fees

     The aggregate fees billed for services rendered by Crowe Chizek and Company, other than fees for the audit and financial information systems design and implementation, for fiscal year 2002, were $3,180.

     The foregoing report is submitted by the Audit Committee, of which James Sloan, Henry Paul Woody, Fred C. White and Randy Maxwell are members.

PROPOSAL 2: APPROVAL OF OUTSIDE AUDITING FIRM

     The Audit Committee has recommended and the Board of Directors has selected Crowe Chizek and Company, Certified Public Accountants, as the Company’s independent, outside auditing firm. Crowe Chizek and Company is a full-service firm of certified public accountants with expertise in bank holding company auditing. They are located in Brentwood, Tennessee.

     It is anticipated that a representative of Crowe Chizek and Company will be present at the Annual Meeting to respond to appropriate questions. Such representative will have an opportunity to make a statement at the Annual Meeting if the representative desires.

SHAREHOLDERS’ PROPOSALS

     Proposals from the Company’s eligible shareholders for presentation for action at the 2004 Annual Meeting of Shareholders must be received by the Company no later than November 19, 2003, in order to be considered for inclusion in the Proxy Statement and Proxy for that Annual Meeting. Any such proposals, as well as any questions relating thereto, should be directed to Mark Hines, Secretary, Community First, Inc., 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401.

OTHER MATTERS

     Management of the Company does not know of any matters to be brought before the Shareholders Meeting other than those described in this Proxy Statement. If any other matters properly come before the Shareholders Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.

DISCLOSURE NOTICE

OF THE AVAILABILITY OF THE COMPANY’S

ANNUAL DISCLOSURE STATEMENT

UPON REQUEST

NOTICE IS HEREBY GIVEN THAT THE COMPANY’S AUDITED BALANCE SHEET FOR THE YEAR ENDED DECEMBER 31, 2002 AND THE COMPANY’S AUDITED FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001 ARE BEING FURNISHED TO THE SHAREHOLDERS WITH THIS PROXY STATEMENT. YOU MAY OBTAIN THE COMPANY’S ANNUAL DISCLOSURE STATEMENT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITH EXHIBITS, BY EITHER WRITING OR CALLING THE FOLLOWING ADDRESS OR TELEPHONE NUMBER: COMMUNITY FIRST, INC. 501 SOUTH JAMES M. CAMPBELL BOULEVARD, COLUMBIA, TENNESSEE 38401, ATTN: MARK W. HINES OR (931) 380-2265 ATTN: MARK W. HINES.

PROXY CARD
REVOCABLE PROXY

COMMUNITY FIRST, INC.

PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 8, 2003.

     The undersigned, having received the Notice of Annual Meeting and the Proxy Statement dated March 6, 2003, appoints MARK W. HINES and MARC R. LIVELY, and each of them proxies, with full power of substitution and revocation, to represent the undersigned and to vote all shares of Common Stock of Community First, Inc. (the “Company”) which the undersigned is entitled to vote at the Shareholders Meeting to be held on Tuesday, April 8, 2003, beginning at 4:00 p.m. local time, at the principal executive offices, 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401, and any adjournment(s) thereof, as specified in this Proxy:

1. Election of Class I Directors

FOR WITHHOLD

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, STRIKE A LINE THROUGH HIS OR HER NAME IN THE LIST BELOW:

Randy Maxwell H. Allen Pressnell, Jr. James R. Sloan Dinah C. Vire

2. Ratification of the appointment of Crowe Chizek and Company as independent auditors

FOR AGAINST ABSTAIN

3. In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting.

     The Board of Directors recommends affirmative votes for Items 1 and 2, and IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 and 2.

     The Board of Directors knows of no other matters that may properly be or which are likely to come or be brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in this proxy or their substitutes will vote in accordance with their best judgment on such matters. THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER AS THE NAME APPEARS BELOW AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. JOINT OWNERS SHOULD EACH SIGN PERSONALLY, AND TRUSTEES AND OTHERS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN.

     THE BOARD OF DIRECTORS RECOMMENDS THAT ANY SHAREHOLDER DESIRING TO REVOKE HIS OR HER PROXY AND VOTE IN PERSON AT THE SHAREHOLDERS MEETING ARRIVE AT THE MEETING LOCATION BY 3:00 P.M. LOCAL TIME TO FACILITATE CONFIRMATION OF NUMBER OF SHARES ELIGIBLE TO VOTE.

DATED: , 2003

Signature

Signature if held jointly

Please print or type your name

PLEASE SIGN, DATE AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE—NO POSTAGE REQUIRED

[  ] Please mark here if you plan to attend the Shareholders Meeting.

Please return your signed Proxy to:
Community First, Inc. 501 South James M. Campbell Boulevard Columbia, Tennessee 38401 Attn: Mark W. Hines